Exhibit 99.1

The NASDAQ Stock Market

1,798,495,439

NASDAQ

INET Acquisition Announcement April 25, 2005

NASDAQ®

The best market for companies. The best market for shareholders.

Forward Looking Statement

Forward-looking statements in this Investor Presentation are subject to known and unknown risks, uncertainties and other factors which may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. These forward-looking statements were based on various factors and were derived utilizing numerous assumptions and other factors that could cause actual results to differ materially from those in the forward-looking statements. These factors include, but are not limited to, The Nasdaq Stock Market, Inc.’s (“NASDAQ”) ability to implement its strategic initiatives, competition, economic, political, and market conditions and fluctuations, government and industry regulation, interest rate risk and other factors that are more fully described under the caption “Risk Factors” in NASDAQ’s form 10K for the year ended December 31, 2004, as amended and periodic reports filed with the SEC. Most of these factors are difficult to predict accurately and are generally beyond our control. You should consider the areas of risk described in connection with any forward-looking statements that may be made herein. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of date hereof. Except for our ongoing obligations to disclose material information under the Federal securities laws, we undertake no obligation to release publicly any revisions to any forward-looking statements, to report events, or to report the occurrence of unanticipated events. For any forward-looking statements contained in any document, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

NASDAQ®

Agenda

Earnings and Guidance Update

Transaction Summary

Company Overview

Transaction Rationale

Integration Plan

Capital Structure

Conclusion

NASDAQ®

Quarterly Earnings and Guidance Update

($ in millions, except per share values)

Q1 Results

FY 2005 Guidance

Gross Margin $126.3 $480 - $490

Total Expenses $103.5 $408 - $418

Net Income $12.7 $38 - $44

EPS (Basic) $0.14 $0.38 - $0.46

Pre-tax Charges Associated with Cost Reduction Program $7.5 $22 - $25

NASDAQ®

Transaction Summary

Instinet Group

INSTINET

THE UNCONFLICTED INSTITUTIONAL BROKER

Purchased By

SLP Silver Lake Partners

$207.5 Million

inet

Purchased By

NASDAQ®

$934.5 Million

LJR LYNCH JONES & RYAN

Purchased By

The BANK of NEWYORK.

$174 Million

+

$562 million Excess Cash on Hand = $1.878 billion to Instinet Shareholders

NASDIQ®

Transaction Summary

Acquisition of INET ECN by Nasdaq

Simultaneous transaction:

Instinet sells LJR for $174 million on or before the closing of Nasdaq’s purchase

Nasdaq purchases remaining Instinet Group for $1.878 billion

Nasdaq sells Instinet Institutional Brokerage to Silver Lake Partners for $207.5 million

Excess cash returned to INGP shareholders of $562 + $174 million from sale of LJR

Nasdaq effectively purchases INET ECN for $934.5 million

Timing of closing dependent on regulatory approvals

NASDAQ®

Transaction Summary


Step 1: Initial Organization
Instinet Shareholders
Instinet Group, Inc.
ECN Holdings
LJR
VAB
LJR Buyer
SLP
Nasdaq
Step 2: Distribution of Cash
LJR Buyer
SLP
$174mm
$207.5mm
Instinet Group, Inc.
Nasdaq
$174mm
$207.5mm
$562mm
$934.5mm
Instinet Shareholders
Total: $1,878mm
Step 3: Separation and Distribution of Components
Nasdaq
Instinet Group, Inc.
ECN Holdings
LJR
VAB
LJR Buyer
SLP
Step 4: End Result
Nasdaq
Instinet Group, Inc.
ECN Holdings
SLP
LJR Buyer
VAB
LJR

6

Transaction Summary

Final Structure

NASDAQ® + inet =

The premier equities marketplace

The electronic marketplace

Superior execution opportunities for customers

Consolidation on to one trading platform in same timeframe as standalone

Efficient combined company with low cost structure to deliver returns to investors

Platform for future innovation and growth

Strong Competitor in post NMS world

NASDAQ®

Financial Summary

NASDAQ® inet NASDAQ® Pro Forma

2004 Net Revenue $484.6 $112.8 (1) $597.4

2004 Net Income 11.4 20.3(2) 31.7

2004 Net Income to

Common ($1.8) $20.3(2) $18.5

(1) Net of rebates, soft dollars, brokerage and clearing costs

(2) Assumes 40% tax rate.

NASDAQ®

Annual Total Expenses ($ in millions)

This is the expense reduction chart shown on our roadshow in February of 2005, updated for our 2005 expense guidance

We believe we will still achieve these levels of expenses in 2006 and 2007, even with the acquisition of INET ECN

Annual Expenses(1)

$900 $800 $700 $600 $500 $400 $300 $200 $100 $0

$43 $ 50 $6

$765 $ 675 $647 $476 $408-$418 $365-$383 $321-$344

2001 2002 2003 2004 2005 2006 2007

Nasdaq Guidance Deal & Other Incremental Expenses

Source: 8-K filed on 1/25/05. S-3.

(1) 2005 range based on guidance per 8-K filed on 1/25/05. 2006 and

2007 ranges derived by assuming between 10% and 12% decline (per guidance in 8-K) each year.

NASDAQ®

Value Creation

Accretive in first 12 months through very achievable cost synergies

Significant accretion thereafter from over $100 million in annual synergies:

- Technology savings

- Clearing

- Corporate Overhead

- Revenue synergies from market data products

Nasdaq will consolidate on to one platform within the time period laid out in our technology roadmap

NASDAQ®

Diverse Revenue Streams

INET ECN is primarily a transaction based business, but we will remain diverse in our revenue stream

NASDAQ 2004

78%

22%

Pro Forma 2004

69%

31%

Transaction Services

Recurring

Source: Company filings as of 12/31/04.

Note: Pro Forma results do not include potential synergies.

NASDAQ®

Integration

Proven integration capabilities given successful Brut acquisition

We are confident in our ability to integrate on a large scale

We acquired Brut in Q3 2004, and reduced costs and headcount the next quarter

One trading platform within 12 months

Nasdaq is in the middle of our own strategic technology initiative

We have a specific roadmap to combined trading platforms

Significant portion of cost savings will come from integration of platforms

NASDAQ®

Sources and Uses and Nasdaq Capitalization

Sources of Funds Amount

Cash from Balance Sheet $ 87.5

Debt 702.3

Convertible Note 205.0

Total Sources of Funds $ 994.8

Uses of Funds Amount

Instinet ECN Common Equity $ 934.5

Existing NASDAQ Senior Debt 25.0

Financing/Transaction Fees 35.3

Total Uses of Funds $ 994.8

Capitalization Pro Forma 3/31/2005

Cash $ 253.1

Senior Debt 702.3

Convertible Subordinated Note 445.0

Total Long Term Debt $ 1,147.3

Series C NASD Preferred 130.1

Shareholders’ Equity(1) 26.4

Total Capitalization $ 1,303.8

(1) Excludes deal related adjustments made at closing.

NASDAQ®

Equity Financing

Two premier private equity firms are investing in Nasdaq in order to partially fund the purchase of INET ECN

H&F has reinvested its existing Convertible Notes and will commit an additional $60 million to NASDAQ

Silver Lake Partners is investing $145 million in NASDAQ in the form of Senior Convertible Notes

HELLMAN & FRIEDMAN LLC

SLP Silver Lake Partners

$305 Million Total Investment(1) $145 Million Total Investment

(1) Includes $240 million of existing investment.

NASDAQ®

Structure of Equity Financing

The Senior Convertible Notes have been issued in order to achieve certainty of financing

Nasdaq has issued new convertible notes to H&F and Silver Lake; Nasdaq has a call option on the notes if the transaction does not close

$205 million is held in escrow; upon closing of the transaction, escrow is released and call option expires

Hellman & Friedman

$240 million Convertible Notes

Existing Notes:

$ 240 million due May 2006

$ 20.00 conversion price

4.0% coupon

Reinvestment of Existing Notes:

$ 240 million due May 2012

$ 14.50 conversion price

3.75% coupon

2.8 million warrants with 3 yr life

5 year non-call

New Notes

$205 million Convertible Notes

$145 million Silver Lake, $60 million H&F:

$ 14.50 conversion price, or a 36% premium(1)

3.75% coupon

2.2 million warrants with 3 yr life

7.5 year term, 6.5 year non-call

(1) Based on market closing price on 4/21/05.

NASDAQ®

Conclusion

Nasdaq purchases Instinet ECN for $934.5 million

Institutional & Retail Investors will benefit from increased competition

Creates efficient company positioned to compete with

NYSE in a post NMS world

New investment in Nasdaq by Silver Lake Partners, re-investment from Hellman & Friedman

Significant cost synergies benefit shareholders

Nasdaq anticipates de-leveraging

NASDAQ®

Appendix

1,798,495,439

NASDAQ

NASDAQ®

The best market for companies. The best market for shareholders.

NASDAQ Investment Highlights

Premier U.S. Equities Marketplace

Building Strong Operating Leverage

Successful Cost Reduction Strategy

Industry-Leading Technology

Diverse and Recurring Revenue Streams

Strategy in Place Designed to Drive Profitable Growth

Experienced, Innovative Management Team

Premier U.S. Equities Marketplace in Highly Competitive Environment

NASDAQ®

The NASDAQ Stock Market - Who We Are

Issuer Services

(42.5% of 2004 Gross Margin)

What We Do

List shares of approximately 3,250 public issuers

Trademark financial products, including NASDAQ-100 (QQQ)

Provide information services and products to listed companies

Revenue Generation

Listing, annual renewal, and additional shares fees

Licensing revenues

Corporate services fees

Market Services

(57.5% of 2004 Gross Margin)

What We Do

Collect, process and disseminate price quotes and trade information

Operate routing and trade execution systems

Revenue Generation

Market Access monthly subscription fees

Transaction execution fees

Trade reporting fees (currently shared with UTP participants)

Monthly and annual data subscription fees

NASDAQ®

Premier U.S. Marketplace

Strong Brand and Reputation

Trusted brand name among market participants, institutions and public companies

Home to the Nasdaq-100 index, the basis of the QQQs ETF, the most heavily traded listed equity security in the United States

Premier equity listing venue for both industry leaders and growth companies

Enjoys a diverse base of listed companies across all industries

Representative Listings

Fifth Third Bank

YAHOO!

AMGEN

GOOGLE

ebay

DELLTM

COMCAST

intel

The Computer insideTM

MICROSOFT

STARBUCKS COFFEE

Sears

STAPLES that way easy

Listing Base by Industry

Energy 2% Telecom 2% Utilities 1%

Materials 2%

Consumer Staples 3%

Industrials 11%

Information Technology 26%

Consumer Discretionary 12%

Health Care 18%

Financials 23%

Source: NASDAQ as of 12/31/04.

NASDAQ®

Premier U.S. Marketplace Superior Trade Capabilities(1)

Faster Trades

Tighter Spreads

Execution Certainty

20

seconds

14.7

13.2

10

NASDAQ NYSE

2

1.59

cents 0.90

1

0

NASDAQ NYSE

100% 92.4%

at or inside 85.1%

Executed

%

0%

NASDAQ NYSE

NASDAQ is 11.4% faster

NASDAQ is 76.7% better

NASDAQ is 7.3% better

Source: Market Systems, Inc. SEC 11Ac1-5 data. As of September 2004. Note: Includes marketable orders of all sizes under 10,000 executed shares. In order for each reporting marketing center to verify data and ensure its completeness, 11Ac1-5 data is disseminated two months following the end of the reporting month.

(1) S&P 500 companies, all marketable orders, all order sizes under 10,000 shares.

NASDAQ®

The Equity Market Opportunity

Both IPO and Trading Volume Showing Positive Momentum

Total IPOs

Total Shares Traded (BN)

497

10

40

378

6

28

447

344

97

8

36

58

92

4

42

46

84

3

27

54

241

10

148

1999

2000

2001

2002

2003

2004

152

5

73

74

193

5

87

101

249

6

105

138

303

6

133

164

379

7

170

202

485

8

204

273

718

13

263

442

795

16

308

471

821

16

363

442

794

17

352

425

840

17

367

456

1994

1995

1996

1997

1998

1999

2000

2001

2002

2003

2004

NASDAQ NYSE AMEX

NASDAQ NYSE AMEX

Source: Thomson.

Source: NYSE, NASDAQ and AMEX websites.

NASDAQ®

22